UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2009

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5205 N. O’Connor Blvd. Suite 200 Irving, Texas		75039
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-4.2
EX-5.1

Item 1.01. Entry into a Material Definitive Agreement
Underwriting Agreement
On November 9, 2009, Pioneer Natural Resources Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters party thereto (together, the “Underwriters”), and Credit Suisse Securities (USA) LLC, as qualified independent underwriter, relating to the sale to the Underwriters of $450 million aggregate principal amount of the Company’s 7.50% senior notes due 2020 (the “Notes”). The Underwriting Agreement contains customary representations, conditions, indemnities and rights to terminate the agreement.
The Company offered the Notes pursuant to the Prospectus Supplement dated November 9, 2009, to the Prospectus dated January 14, 2008 (together, the “Prospectus”), which forms a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-148655) filed with the SEC on January 14, 2008.
The Underwriting Agreement is filed as Exhibit 1.1 hereto, and the terms and conditions thereof are incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
Certain of the Underwriters and their respective affiliates have performed, and may in the future perform, certain investment banking and advisory services for the Company, for which they received or will receive customary fees and expenses. Affiliates of certain of the Underwriters are lenders under the Company’s $1.5 billion credit facility. The Underwriters or their affiliates may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they would expect to receive customary fees and expenses.
Indenture and Supplemental Indenture
On November 13, 2009, the Company entered into a second supplemental indenture (the “Second Supplemental Indenture”) with Pioneer Natural Resources USA, Inc. (“Pioneer USA”) and Wells Fargo Bank, National Association (the “Trustee”) to that certain indenture, dated January 22, 2008, between the Company and the Trustee. The Second Supplemental Indenture is filed as Exhibit 4.1 hereto and the terms and conditions thereof are incorporated herein by reference.
The form of the Notes issued pursuant to the Second Supplemental Indenture is filed as Exhibit 4.2 hereto and the terms and conditions thereof are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
1.1 —	Underwriting Agreement, dated November 9, 2009, by and among Pioneer Natural Resources Company and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters party thereto, and Credit Suisse Securities (USA) LLC, as qualified independent underwriter.

4.1 —	Second Supplemental Indenture, dated November 13, 2009, by and among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc. and Wells Fargo Securities, LLC.

4.2 —	Form of 7.50% Senior Notes due 2020.

5.1 —	Opinion of Vinson & Elkins L.L.P.

23.1 —	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY
/s/ Mark H. Kleinman
Mark H. Kleinman
Vice President, Corporate Secretary and Chief Compliance Officer

Dated: November 13, 2009

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
1.1 —	Underwriting Agreement, dated November 9, 2009, by and among Pioneer Natural Resources Company and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters party thereto, and Credit Suisse Securities (USA) LLC, as qualified independent underwriter.

4.1 —	Second Supplemental Indenture, dated November 13, 2009, by and among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc. and Wells Fargo Securities, LLC.

4.2 —	Form of 7.50% Senior Notes due 2020.

5.1 —	Opinion of Vinson & Elkins L.L.P.

23.1 —	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).